UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

_________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PANTAGES CAPITAL ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF PANTAGES CAPITAL ACQUISITION CORPORATION

221 W 9th St #859

Wilmington, DE 19801

Dear Pantages Capital Acquisition Corporation Shareholder:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting (the “Extraordinary General Meeting”) of Pantages Capital Acquisition Corporation, a Cayman Islands exempted company (the “Pantages”, “Company”, “we”, “us” or “our”), to be held on June 3, 2026 at 1:00 p.m., Eastern time, at 44 Montgomery St, San Francisco, CA 94104 or virtually via teleconference, for which you must register in advance at: https://forms.gle/1EKKK8TaT2ZzJgAM8, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting. The accompanying proxy statement is dated May [  ], 2026, and is first being mailed to shareholders of the company on or about May [  ], 2026.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

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Proposal No. 1 - Extension Proposal - To approve, as a special resolution, an amendment to the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”), to give the Company the right to extend the date by which it has to consummate a business combination from June 6, 2026 (the “Termination Date”) until June 6, 2027, on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Date”), for a total of twelve (12) months after the Termination Date (i.e., for a total of up to thirty (30) months after the consummation of the Company’s initial public offering (the “IPO”)), assuming a business combination has not occurred. This proposal is referred to as the “Extension Proposal”.

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Proposal No. 2 - Trust Agreement Amendment Proposal - To approve, as a special resolution, an amendment to the Investment Trust Agreement dated December 4, 2024 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to June 6, 2027 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of Class A ordinary shares sold to the public in the Company’s IPO and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Proposal for each one-month extended, up to $60,000 per one-month extension. This proposal is referred to as the “Trust Agreement Amendment Proposal”.

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Proposal No. 3 - Adjournment Proposal - To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal or the Trust Agreement Amendment Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary. This proposal is referred to as the “Adjournment Proposal”.

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Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us more time, if necessary, to complete our business combination. The Current Termination Date is June 6, 2026. As previously disclosed and as discussed in more detail in the accompanying proxy statement, the Company has entered into a definitive agreement for its initial business combination with Horizon Mining SPV Pty Ltd and is in the process of seeking to consummate such business combination. However, it is possible that we will not be able to complete such a business combination by such date. Without the Extension, if we are unable to complete a business combination on or before June 6, 2026, we would be precluded from completing an initial business combination and, among other things, would be required to cease all operations and ultimately liquidate and dissolve the Company. Accordingly, our Board believes that it is advisable and in the best interest of the Company and our shareholders to obtain the Extension in case it becomes necessary to consummate our initial business combination. Notwithstanding the foregoing, we may decide to abandon the Extension Proposal at any time and for any reason prior to effectuating the Extension.

In connection with the Extension Proposal, holders of the Company’s Class A ordinary shares, par value $0.0001 per share who purchased their Class A ordinary shares as part of units sold in the Company’s IPO (such units the “Public Units” and such Ordinary Shares, the “Public Shares”, the holders thereof the “Public Shareholders”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the account established in connection with the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of units (the “Private Placement”, such units the “Private Placement Units”, the Private Placement Units collectively with the Public Units the “units”) simultaneously with the closing date of the IPO, was deposited, without giving effect to interest that may be withdrawn to pay tax obligations, divided by the number of the then outstanding Public Shares, and which election we refer to as an “Election.” An Election can be made regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we do not complete our initial business combination by the Extended Date.

WE ARE NOT ASKING YOU TO VOTE ON OUR BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AMENDMENT AND THE TRUST AGREEMENT AMENDMENT ARE IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A BUSINESS COMBINATION IS APPROVED AND COMPLETED (AS LONG AS YOUR ELECTION IS MADE AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE MEETING AT WHICH THE SHAREHOLDERS’ VOTE IS SOUGHT) OR THE COMPANY HAS NOT CONSUMMATED THE BUSINESS COMBINATION BY THE EXTENDED DATE.

If the Extension Proposal and the Trust Agreement Amendment Proposal are not approved, we may not be able to consummate our business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal and the Trust Agreement Amendment Proposal.

Based upon the amount in the Trust Account as of May 20, 2026 (“the Record Date”), which was approximately $[  ], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[  ] at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on May 20, 2026 was $[  ]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public shareholder receiving approximately $[  ] less than if the shareholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the Trust Account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 1 , 2026, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO WILMINGTON TRUST, N.A. OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

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The Company may enter into agreements with one or more shareholders pursuant to which such shareholders will agree not to redeem all or a portion of their Public Shares in connection with the Extension Proposal.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[  ] per share, based on the amounts held in the Trust Account as of May 20, 2026); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

To the extent any such purchases by the Sponsor or any of its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the shareholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the shareholders (e.g., 5% shareholders) who sold such Public Shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of approving the Extension Proposal or otherwise limiting the number of Public Shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the listing or trading of our securities on a national securities exchange.

If the Extension Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by June 6, 2026, as contemplated by our IPO prospectus and in accordance with the Existing Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, each of which will automatically convert into one fifth of our Class A ordinary share upon consummation of a business combination (“rights”), which rights will expire worthless in the event of our winding up. In the event of a liquidation, Aitefund Sponsor LLCb (the “Sponsors”), officers, directors and our other initial shareholders have agreed that they will not receive any monies held in the Trust Account as a result of their ownership of shares issued to them prior to the IPO (the “Founder Shares” and, together with the Public Shares, the “ordinary shares” or “shares”) or the Ordinary Shares included in the Private Units (the “Private Shares”).

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The Proposed Business Combination

On November 18, 2025, the Company entered into a Business Combination Agreement (as amended by Amendment No. 1 to the Business Combination Agreement, dated April 14, 2026, the “Merger Agreement”) by and among (i) the Company, (ii) MacMines Austasia Pty Ltd, an Australian proprietary company limited by shares (“MacMines”), (iii) HORIZON MINING LIMITED, a Cayman Islands exempted company (“Pubco”), (iv) HORIZON MERGER 1 LIMITED, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), (v) Horizon Mining SPV Pty Ltd, an Australian proprietary company limited by shares and a wholly-owned subsidiary of MacMines (“Tenement SPV”), and (vi) Jincheng Yao, an individual, as seller representative (the “Seller Representative”).

Pursuant to the Merger Agreement, prior to the closing of the transactions contemplated thereby, MacMines and its affiliates will consummate a series of reorganization transactions, including (i) the sale by MacMines of all of the issued share capital of Tenement SPV to Pubco in exchange for 18,000,000 Pubco ordinary shares, and (ii) the transfer by MacMines to Tenement SPV of certain assets, including the application for Mining Lease 700074 in Queensland, Australia (collectively, the “Reorganization”). As a result of the Reorganization, Tenement SPV will become a wholly-owned subsidiary of Pubco, and Pubco shall become the majority-owned subsidiary of MacMines.

Following the consummation of the Reorganization and upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Pubco. Upon the effective time of the Merger (the “Effective Time”), each issued and outstanding unit of the Company will be automatically separated into its component securities, and (i) each issued and outstanding Class A ordinary share and Class B ordinary share of the Company (other than shares that are redeemed in connection with the transactions) will be cancelled and converted into the right to receive one Pubco ordinary share, and (ii) each issued and outstanding right of the Company will be converted into the number of Pubco ordinary shares that would have been received by the holder thereof upon the consummation of an initial business combination in accordance with the Company’s IPO prospectus, Current Charter and Rights Agreement.

The Merger will become effective in accordance with the Merger Agreement and the applicable provisions of the Companies Act (As Revised) of the Cayman Islands.

On April 14, 2026, the parties to the Merger Agreement entered into Amendment No. 1 to the Merger Agreement, pursuant to which the parties agreed to remove Section 8.1(h) of the Merger Agreement, which had required, as a condition to each party’s obligation to consummate the transactions, that the Company have net tangible assets of at least $5,000,001 after giving effect to Redemptions and any PIPE investment funded prior to or at the closing.

Consideration and Structure

Pursuant to the Merger Agreement, prior to the Closing, MacMines and its affiliates shall consummate a series of reorganization transactions, including: (i) MacMines and Pubco will enter into a Share Sale Agreement for the sale by MacMines of all of the issued share capital in Tenement SPV to Pubco in exchange for the issue of Pubco ordinary shares to MacMines (the “Share Sale Agreement”), and (ii) MacMines and Tenement SPV will enter into an Asset Sale Agreement for the sale by MacMines to Tenement SPV of the application for Mining Lease 700074 as lodged with the Queensland Government, Australia, on or about November 16, 2022 (the “MLA”) and documents and information relating exclusively and specifically to the MLA (the “Asset Sale Agreement”) (together with all other agreements, deeds, instruments or documents as may be necessary or appropriate to give effect to the Share Sale Agreement or Asset Sale Agreement as contemplated by those agreements, the “Reorganization Documents”) to implement and effect the transactions contemplated therein in a form reasonably agreed between the parties to the Merger Agreement.

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Upon the terms and subject to satisfaction of the conditions set forth in the Reorganization Documents, the following transactions (collectively, the “Reorganization”) shall take place at a date and time agreed by the parties thereto:

(x) Pubco will issue 18,000,000 Pubco ordinary shares (the “Reorganization Shares”) to MacMines in exchange for the transfer of all the issued and outstanding share capital of Tenement SPV held by MacMines to Pubco; and

(y) MacMines will assign, transfer, convey and sell to Tenement SPV, and Tenement SPV will acquire and receive from MacMines, all the assets, including the MLA. As a result of the Reorganization, Tenement SPV shall become the wholly-owned subsidiary of Pubco, and Pubco shall become the majority-owned subsidiary of MacMines.

After the consummation of the Reorganization and upon the terms and subject to satisfaction of the conditions set forth in the Merger Agreement, at a date and time agreed by the parties to the Merger Agreement (the “Closing Date”):

(x) Merger Sub will merge with and into the Company (the “Merger,” together with all other transactions contemplated under the Merger Agreement, the “Proposed Business Combination,” with the closing of the Proposed Business Combination referred to as the “Closing”), with the Company surviving the Merger as a wholly owned subsidiary of Pubco and the outstanding securities of the Company and Merger Sub being converted into the right to receive shares of Pubco as follows:

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 Each issued and outstanding Unit and Private Placement Unit of the Company shall be automatically detached, and the holder thereof shall be deemed to hold one Class A ordinary share and one Right of the Company.

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Each Class A ordinary share of the Company for which a holder has exercised its right of redemption shall be surrendered and cancelled and shall cease to exist and no consideration shall be delivered or deliverable in exchange therefor. Each of the remaining issued and outstanding Class A ordinary shares or Class B ordinary share shall be canceled and converted automatically into the right to receive one Pubco ordinary share.

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Each issued and outstanding Right of the Company shall be automatically converted into the number of Pubco ordinary shares that would have been received by the holder thereof if such Right of the Company had been converted into Class A ordinary shares of the Company upon the consummation of a business combination in accordance with the Company’s IPO Prospectus, Current Charter and Rights Agreement.

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If there are any shares of the Company that are owned by the Company as treasury shares, such shares shall be canceled and extinguished without any conversion thereof or payment therefor, and each Merger Sub ordinary share issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share, par value $0.0001 per share, of the surviving Company.

(y) all issued and outstanding Reorganization Shares shall be automatically reclassified into Pubco ordinary shares.

No fractional shares of Pubco ordinary shares will be issued by Pubco; instead, each person who would otherwise be entitled to a fractional share shall instead be entitled to the number of Pubco ordinary shares issued to such person rounded down in the aggregate to the nearest whole Pubco ordinary share.

The foregoing Merger and conversion of securities shall occur all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the provisions of applicable Law.

The approval of the Extension Proposal requires a special resolution under the Existing Charter, being a resolution passed by at least two-thirds of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Class A ordinary shares and Class B ordinary shares are together referred to as the “Ordinary Shares”.

Approval of the Trust Agreement Amendment Proposal requires a special resolution.

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Approval of the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being a resolution passed by a simple majority of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The Board has fixed the close of business on the Record Date, May 20, 2026, as the date for determining shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

The Company believes that given its expenditure of time, effort and money on finding the target for the Proposed Business Combination, it is in the best interests of the Company and its shareholders that the Company obtain the Extension. The Company believes the Proposed Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

The Company’s directors and officers have interests in the Extension Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of founder shares, Private Placement Units and securities underlying the Private Placement Units. See the section entitled “Extraordinary General Meeting of Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Pantages urges you to read this material carefully and vote your shares.

All of our shareholders are cordially invited to attend, vote, and submit your questions during the Extraordinary General Meeting at 44 Montgomery St, San Francisco, CA 94104 and virtually via teleconference, for which you must register in advance at: https://forms.gle/1EKKK8TaT2ZzJgAM8.

To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible and not less than 48 hours before the time for holding the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

By Order of the Board of Directors of Pantages Capital Acquisition Corporation,

William W. Snyder

Chairman and CEO

______, 2026

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Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The approval of the Trust Agreement Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF PANTAGES CAPITAL ACQUISITION CORPORATION

TO BE HELD ON JUNE 3RD, 2026

To the Shareholders of Pantages Capital Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Pantages Capital Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “Pantages,” “we,” “us” or “our”), will be held on June 3, 2026, at 44 Montgomery St, San Francisco, CA 94104 and virtually via teleconference, for which you must register in advance at: https://forms.gle/1EKKK8TaT2ZzJgAM8, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

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Proposal No. 1 - Extension Proposal - To approve, as a special resolution, an amendment to the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”), to give the Company the right to extend the date by which it has to consummate a business combination from June 6, 2026 (the “Termination Date”) until June 6, 2027, on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Date”), for a total of twelve (12) months after the Termination Date (i.e., for a total of up to thirty (30) months after the consummation of the Company’s initial public offering (the “IPO”)), assuming a business combination has not occurred. This proposal is referred to as the “Extension Proposal”.

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Proposal No. 2 - Trust Agreement Amendment Proposal - To approve, as a special resolution, an amendment to the Investment Trust Agreement dated December 4, 2024 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to June 6, 2027 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of Class A ordinary shares sold to the public in the Company’s IPO and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Proposal for each one-month extended, up to $60,000 per one-month extension. This proposal is referred to as the “Trust Agreement Amendment Proposal”.

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Proposal No. 3 - Adjournment Proposal - To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal or the Trust Agreement Amendment Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary. This proposal is referred to as the “Adjournment Proposal”.

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The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The approval of the Extension Proposal requires a special resolution under the Existing Charter, being a resolution passed by at least two-thirds of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Class A ordinary shares and Class B ordinary shares are together referred to as the “Ordinary Shares”.

Approval of the Trust Agreement Amendment Proposal requires a special resolution.

Approval of the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being a resolution passed by a simple majority of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Only shareholders of record of the company as of the close of business on May 20, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment thereof. Each ordinary share entitles the holder thereof to one vote. On the Record Date, there were 11,025,500 ordinary shares issued and outstanding, including (i) 8,869,250 Class A ordinary shares and (ii) 2,156,250 Class B ordinary shares. The company’s rights do not have voting rights in connection with the proposals. The Class B Share are referred to herein as the “Founder Shares.”

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

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This proxy statement is dated [*], 2026 and is first being mailed to shareholders on or about that date. By Order of the Board of Directors of Pantages Capital Acquisition Corporation

William W. Snyder

Chairman and CEO

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 3, 2026

This Notice of Extraordinary General Meeting and Proxy Statement, our final prospectus, as filed with the Securities and Exchange Commission (the “SEC”, File No. 333-280986) on December 5, 2024 (our “IPO Prospectus”), and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at www.sec.gov.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s’ financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	The Company’s ability to complete the Proposed Business Combination, including approval by the shareholders of the Company;

•	the anticipated benefits of the Proposed Business Combination;

•	the volatility of the market price and liquidity of the Ordinary Shares, Founder Shares and other securities of the Company;

•	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s final prospectus filed with the SEC on December 5, 2024 in connection with the Company’s initial public offering, as amended by other reports the Company filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

We are a blank check company incorporated under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, our Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”)  for the return of the proceeds from our initial public offering held in trust to the holders of our Class A ordinary shares (the “Public Shares”) as part of units sold in the  sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the June 6, 2026 (the “Termination Date”).

The Company believes that it is in the best interests of the Company and its shareholders to continue the Company’s existence, if necessary, in order to allow the Company additional time to complete a business combination and is therefore holding this Extraordinary General Meeting. The Company intends to hold a Extraordinary General Meeting to approve a business combination at a future date (a “Business Combination Extraordinary General Meeting”).

Q.	When and where is the Extraordinary General Meeting?

A.

The Extraordinary General Meeting will be held on June 3, 2026 at 1:00 p.m., Eastern time, at  44 Montgomery St, San Francisco, CA 94104  or virtually via teleconference, for which you must register in advance at: https://forms.gle/1EKKK8TaT2ZzJgAM8, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.

You can participate in the Extraordinary General Meeting at 44 Montgomery St, San Francisco, CA 94104 or virtually via teleconference, for which you must register in advance at: https://forms.gle/1EKKK8TaT2ZzJgAM8. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	The shareholders are being asked to consider and vote on the following proposals:

•

Proposal No. 1 - Extension Proposal - To approve, as a special resolution, an amendment to the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”), to give the Company the right to extend the date by which it has to consummate a business combination from June 6, 2026 (the “Termination Date”) until June 6, 2027, on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Date”), for a total of twelve (12) months after the Termination Date (i.e., for a total of up to thirty (30) months after the consummation of the Company’s initial public offering (the “IPO”)), assuming a business combination has not occurred. This proposal is referred to as the “Extension Proposal”.

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•

Proposal No. 2 - Trust Agreement Amendment Proposal - To approve, as a special resolution, an amendment to the Investment Trust Agreement dated December 4, 2024 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to June 6, 2027 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of Class A ordinary shares sold to the public in the Company’s IPO and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Proposal for each one-month extended, up to $60,000 per one-month extension. This proposal is referred to as the “Trust Agreement Amendment Proposal”.

•

Proposal No. 3 - Adjournment Proposal - To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal or the Trust Agreement Amendment Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary. This proposal is referred to as the “Adjournment Proposal”.

Q.	Are the proposals conditioned on one another?

A.

Approval of the Extension Proposal and Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment, the Trust Agreement Amendment and the Extension. Pursuant to the Existing Charter, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Proposal and Trust Agreement Amendment Proposal are approved, the Company may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

If the Extension is implemented and one or more Public Shareholders elect to redeem their Public Shares, Pantages will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account two business days prior to the initially scheduled date of the Extraordinary General Meeting with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by June 6, 2026, as contemplated by our IPO prospectus and in accordance with the Existing Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 2,156,250 Founder Shares. There will be no redemption rights or liquidating distributions with respect to the Company’s Rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

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The Trust Agreement Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

Q.	Why is the Company proposing the Extension Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.

The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combinations(s) consummated on or before the Termination Date. The purpose of the Extension Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time and flexibility to complete our previously announced business combination (the “Proposed Business Combination”). On November 18, 2025, the Company entered into a Business Combination Agreement (as amended by Amendment No. 1 to the Business Combination Agreement, dated April 14, 2026, the “Merger Agreement”) by and among (i) the Company, (ii) MacMines Austasia Pty Ltd, an Australian proprietary company limited by shares (“MacMines”), (iii) HORIZON MINING LIMITED, a Cayman Islands exempted company (“Pubco”), (iv) HORIZON MERGER 1 LIMITED, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), (v) Horizon Mining SPV Pty Ltd, an Australian proprietary company limited by shares and a wholly-owned subsidiary of MacMines (“Tenement SPV”), and (vi) Jincheng Yao, an individual, as seller representative (the “Seller Representative”). However, there can be no guarantee the Proposed Business Combination will be consummated. If it is not consummated, the Extension Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow the Company additional time to complete an initial business combination. Additionally, the purpose of the Extension Proposal is to simultaneously (i) provide the Public Shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if the Company liquidated on the Termination Date and (ii) allow those Public Shareholders who wish for the Company to continue the Proposed Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or June 6, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the shareholders of the Company approve the Extension Proposal to allow for additional time to consummate the Proposed Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete the Proposed Business Combination. Given the Company’s commitment of time, effort and financial resources to date with respect to pursuing its business combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider the Proposed Business Combination. However, even if the Extension Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that the Company will be able to consummate the Proposed Business Combination prior to the Extended Date, given the actions that must occur prior to closing of the Proposed Business Combination.

If the Extension Proposal and the Trust Agreement Amendment Proposal are not approved by the shareholders of the Company, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension and Extension Amendment, or to otherwise provide additional time to effectuate the Extension and Extension Amendment. If the Adjournment Proposal is not approved by the shareholders of the Company, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and Trust Agreement Amendment Proposal.

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Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.

The approval of the Extension Proposal requires a special resolution under the Existing Charter, being a resolution passed by at least two-thirds of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Class A ordinary shares and Class B ordinary shares are together referred to as the “Ordinary Shares”. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Proposal.

The approval of the Trust Agreement Amendment Proposal requires a special resolution under the Existing Charter, being a resolution passed by at least two-thirds of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Trust Agreement Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being a resolution passed by a simple majority of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.	Why should I vote “FOR” the Extension Proposal and the Trust Agreement Amendment Proposal?

A.

The Company believes its shareholders will benefit from Pantages consummating the Proposed Business Combination and is proposing the Extension Proposal and the Trust Agreement Amendment Proposal to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company additional time to complete the Proposed Business Combination.

The Board believes that it is in the best interests of the Company and its shareholders that the Extension be obtained so that the Company will have an additional amount of time to consummate the Proposed Business Combination. Without the Extension, the Company will not be able to complete the Proposed Business Combination on or before the Termination Date, and would be forced to liquidate.

The Company believes that given the Company’s expenditure of time, effort and money on the Proposed Business Combination, it is in the best interests of the Company and its shareholders that the Company obtains the Extension. The Company believes the Proposed Business Combination will provide significant benefits to its shareholders.

If presented, the Board unanimously recommends that you vote in favor of the Extension Proposal and the Trust Agreement Amendment Proposal.

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Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by the shareholders of the Company, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Agreement Amendment Proposal, or where the Board decides that it is otherwise necessary.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised the Company that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

Founder Shares, represent approximately 19.6% of Pantages’ issued and outstanding Ordinary Shares. The initial shareholders and their affiliates are not entitled to redeem any Founder Shares in connection with the Extension Proposal. On the Record Date, the Sponsor, together with the Initial Shareholders, beneficially owned and were entitled to vote an aggregate of 2,156,250 Founder Shares, representing approximately 19.6% of Pantages’ issued and outstanding Ordinary Shares.

Q.	What if I do not want to vote “FOR” the Extension Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the proposals.

If the Extension Proposal and the Trust Agreement Amendment Proposal are approved, and the Board does not believe that it is otherwise necessary, the Adjournment Proposal will not be presented for a vote.

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Q.	What happens if the Extension Proposal and the Trust Agreement Amendment Proposal are not approved?

A.

If there are insufficient votes to approve the Extension Proposal and the Trust Agreement Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient tabulated votes in support of the Extension.

If the Extension Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by June 6, 2026, as contemplated by our IPO prospectus and in accordance with the Existing Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

The Sponsor and the initial shareholders of Pantages waived their rights to participate in any liquidation distribution with respect to the 2,156,250 Founder Shares. There will be no redemption rights or liquidating distributions with respect to the Company’s Rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q.	Am I able to exercise my redemption rights in connection with the Proposed Business Combination?

A.

If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a business combination if you are a holder of Public Shareholders as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a business combination in a Business Combination Extraordinary General Meeting, to be held at a later date. This Extraordinary General Meeting relating to the Extension Proposal and the Trust Agreement Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with a business combination, subject to any limitations set forth in the Existing Charter (including the requirement to submit any request for redemption in connection with a business combination on or before the date that is two business days prior to the initially scheduled date of the Extraordinary General Meeting of the shareholders of the Company to vote on a business combination).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the proposals?

A.	Yes. Whether you vote for or against the proposals you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.

Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, Inc., at P.O. Box 10904, Yakima, WA 98909, so that it is received by the Company prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on June 3, 2026). Shareholders also may revoke their proxy by sending a notice of revocation to Advantage Proxy, which must be received by the Company’s secretary prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person or via the Internet. Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

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Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the proposals.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of the shareholders of the Company necessary to hold a valid meeting.

One or more shareholders who together hold at least a majority of the issued and outstanding shares in the Company entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.

If you are a holder of record of ordinary shares on the Record Date for the Extraordinary General Meeting, you may vote in person or by Internet attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope not less than 48 hours before the time for holding the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person or via the Internet, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote at the Extraordinary General Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Advantage Proxy, Inc., our proxy solicitor, at ksmith@advantageproxy.com. If you wish to attend the Extraordinary General Meeting via the Internet or in person you should contact Advantage Proxy to obtain this information. You should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Extension Proposal and the Trust Agreement Amendment Proposal, the Board has determined that the Extension Proposal and the Trust Agreement Amendment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company shareholders vote “FOR” the Extension Proposal and the Trust Agreement Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company shareholders vote “FOR” the Adjournment Proposal.

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Q.	What interests do the Company’s directors and officers have in the approval of the Extension Proposal and the Trust Agreement Amendment Proposal?

A.

Pantages’ directors and officers have interests in the Extension Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of Public Shares, Founder Shares and Rights. See the section entitled “Extraordinary General Meeting of Pantages Shareholders - Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Proposal or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to the shareholders of the Company in connection with the Extension Proposal or the Trust Agreement Amendment Proposal.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the VStock Transfer, LLC (the “Transfer Agent”) with written instructions to separate such Units into Public Shares and Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.

You should read carefully and consider the information contained in this proxy statement and to consider how the Extension Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.

In connection with the Extension Proposal, and contingent upon the effectiveness of the implementation of the Extension, Pantages shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the initially scheduled date of the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to Pantages to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated December 5, 2024, filed in connection with the IPO.

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In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on June 1, 2026 (two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting), (i) submit a written request to the Transfer Agent, that Pantages redeem your Public Shares for cash, and (ii) deliver your shares to the Transfer Agent physically or electronically through DTC. The address of Pantages’ transfer agent is listed under the question “Who can help answer my questions?” below. Pantages requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to Pantages’ transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Pantages’ transfer agent will need to act to facilitate the request. It is Pantages’ understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because Pantages does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Pantages’ consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Transfer Agent and decided within the required timeframe not to exercise your redemption rights, you may request that the Transfer Agent return the shares (physically or electronically). Such requests may be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?”

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Pantages shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the initially scheduled date of the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.

You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to Pantages shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the company’s filings with the SEC, including our IPO Prospectus, you should contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

You may also contact Pantages Capital Acquisition Corporation

William W. Snyder

Chief Executive Officer

Email: bill@shepherdavecapital.com

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To obtain timely delivery, Pantages shareholders must request the materials no later than May 29, 2026, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about Pantages from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the Transfer Agent on or before 5:00 p.m., New York Time, on June 1, 2026 (two business days prior to the initially scheduled date of the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the Transfer Agent:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

(212) 828-8436

Attn: Action Team

Email: Action@vstocktransfer.com

EXTRAORDINARY GENERAL MEETING OF PANTAGES SHAREHOLDERS

This proxy statement is being provided to Pantages shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Pantages shareholders to be held on June 3, 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about ___________ 2026 to all shareholders of record of Pantages as of May 20, 2026, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held on June 3, 2026 at 1:00 p.m., Eastern time, at 44 Montgomery St, San Francisco, CA 94104 or virtually via teleconference, for which you must register in advance at: https://forms.gle/1EKKK8TaT2ZzJgAM8, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, Pantages shareholders will consider and vote on the following proposals:

The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal or where the board of directors of the Company determine that it is otherwise necessary. The Adjournment Proposal may be presented as the first proposal at the Extraordinary General Meeting. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and the Extension Proposal l will not be submitted to the Extraordinary General Meeting for a vote.

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Voting Power; Record Date

•

Proposal No. 1 - Extension Proposal - To approve, as a special resolution, an amendment to the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”), to give the Company the right to extend the date by which it has to consummate a business combination from June 6, 2026 (the “Termination Date”) until June 6, 2027, on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Date”), for a total of twelve (12) months after the Termination Date (i.e., for a total of up to thirty (30) months after the consummation of the Company’s initial public offering (the “IPO”)), assuming a business combination has not occurred. This proposal is referred to as the “Extension Proposal”.

•

Proposal No. 2 - Trust Agreement Amendment Proposal - To approve, as a special resolution, an amendment to the Investment Trust Agreement dated December 4, 2024 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to June 6, 2027 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of Class A ordinary shares sold to the public in the Company’s IPO and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Proposal for each one-month extended, up to $60,000 per one-month extension. This proposal is referred to as the “Trust Agreement Amendment Proposal”.

•

Proposal No. 3 - Adjournment Proposal - To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal or the Trust Agreement Amendment Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary. This proposal is referred to as the “Adjournment Proposal”.

As a shareholder of Pantages, you have a right to vote on certain matters affecting Pantages. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on May 20, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Shares that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 8,869,250 Class A ordinary shares issued and outstanding and 2,156,250 Class B Shares issued and outstanding. The Class B Share are referred to herein as the “Founder Shares.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Proposal requires a special resolution under the Existing Charter, being a resolution passed by at least two-thirds of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Class A ordinary shares and Class B ordinary shares are together referred to as the “Ordinary Shares”. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Proposal.

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The approval of the Trust Agreement Amendment Proposal requires a special resolution under the Existing Charter, being a resolution passed by at least two-thirds of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Trust Agreement Amendment Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being a resolution passed by a simple majority of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

It is possible that Pantages will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Proposal and the Trust Agreement Amendment Proposals are approved. If Pantages fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Proposal and the Trust Agreement Amendment Proposals are approved, Pantages will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting

You can vote your shares at the Extraordinary General Meeting by proxy or by attending the Extraordinary General Meeting via the Internet. If your shares are owned directly in your name with our transfer agent, VStock, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Extraordinary General Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate William W. Snyder to act as your proxy at the Extraordinary General Meeting. One of the aforementioned individuals will then vote your shares at the Extraordinary General Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments of the Extraordinary General Meeting.

Alternatively, you can vote your shares by attending the Extraordinary General Meeting via the Internet.

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Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Extraordinary General Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Advantage Proxy, Inc., our proxy solicitor, at ksmith@advantageproxy.com. If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Extraordinary General Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on June 3, 2026 at 1:00 p.m., Eastern time, at 44 Montgomery St, San Francisco, CA 94104 or virtually via teleconference, for which you must register in advance at: https://forms.gle/1EKKK8TaT2ZzJgAM8.

While shareholders are encouraged to attend the meeting via the Internet, you will be permitted to attend the Extraordinary General Meeting in person only to the extent consistent with, or permitted by, applicable law. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope not less than 48 hours before the time for holding the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Revoking Your Proxy

Shareholders may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, at PO Box 10904, Yakima, WA 98909, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on June  3, 2026). Shareholders also may revoke their proxy by sending a notice of revocation to Advantage Proxy, which must be received by the Company’s secretary prior to the vote at the Extraordinary General Meeting or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Pantages intends to hold a Business Combination Extraordinary General Meeting to approve a business combination at a future date.

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Who Can Answer Your Questions about Voting

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the company’s filings with the SEC, including our IPO Prospectus, you should contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

You may also contact Pantages Capital Acquisition Corporation

William W. Snyder

Chief Executive Officer

Email: bill@shepherdavecapital.com

To obtain timely delivery, Pantages shareholders must request the materials no later than May 29, 2026, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about Pantages from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Redemption Rights

In connection with the Extension Proposal and contingent upon the effectiveness of the Extension Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Pantages to pay its income taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Public Shares and Rights;

•

on or before 5:00 p.m., New York Time on June 1, 2026, two business days prior to the initially scheduled date of the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that Pantages redeem your Public Shares for cash to the Transfer Agent, at the following address:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

(212) 828-8436

Attn: Action Team

Email: Action@vstocktransfer.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days prior to the initially scheduled date of the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

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Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the initially scheduled date of the Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and Rights prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Transfer Agent, with written instructions to separate such Units into Public Shares and Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[  ] million as of May 20, 2026. Prior to their exercising Redemption rights, Pantages shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Pantages, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Proposal is not approved and Pantages does not consummate an initial business combination on or before the Termination Date, Pantages will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares, and all of Pantages’ Rights will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Proposal does not affect the right of Pantages shareholders to elect to redeem their Public Shares in connection with the Proposed Business Combination, which is a separate and additional redemption right available to Pantages shareholders.

Appraisal Rights

Neither Cayman Islands law nor our M&A provide for appraisal or other similar rights for dissenting shareholders in connection with the Extension Proposal or the Trust Agreement Amendment Proposal. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Rights holders do not have appraisal rights in connection with the Extension Proposal or the Trust Agreement Amendment Proposal.

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Solicitation of Proxies

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Advantage Proxy for the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Advantage Proxy at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Proposal and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in the Proposed Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•

If the Extension Proposal and the Trust Agreement Amendment Proposal are approved, the Company will be permitted to extend the date by which it must consummate a business combination from June 6, 2026 to June 6, 2027, on a month‑to‑month basis, for up to twelve one‑month Extensions. For each Extension, the Company will deposit into the Trust Account an amount equal to $0.033 per non‑redeemed Class A ordinary share (up to $60,000 per Extension), which will be treated as a loan to the Company. If the Extension Proposal is not approved, the Company will cease all operations except for winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to approval of the remaining shareholders and the board of directors, liquidating and dissolving. In such event, the Founder Shares held by the Sponsor and the Initial Shareholders, acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless, as they are not entitled to participate in any redemption or distribution. These shares had an aggregate market value of $[  ] based on the closing price of $[  ] per share on May 20, 2026.

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•

Simultaneously with the consummation of the IPO, the Company consummated the private sale of 245,250 private units at a price of $10.00 per unit, for an aggregate purchase price of $2,452,500. Each private unit is identical to the unit sold in IPO. Such private units have an aggregate market value of approximately $[  ] based upon the closing per unit price of $[  ] on Nasdaq on May 20, 2026. The private units, including the underlying Class A ordinary shares and Rights, will become worthless if the Company does not consummate a business combination by June 6, 2026 (or up to June 6, 2027 if the Extension Proposal and the Trust Agreement Amendment Proposal are approved by Company shareholders, to such Extended Date).

•

The Sponsor has issued to the Company a working capital loan in an aggregate amount of $713,500, as of December 31, 2025. In the event that the business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the loan but no proceeds held in the Trust Account would be used to repay such working capital loan. All unpaid amounts would be forfeited.

•

The initial shareholders and the Sponsor paid significantly less for its Founders Shares. Prior to the consummation of the IPO, initial shareholders including the Sponsor purchased 2,156,250 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.01 per share.

•

If the Company is unable to complete an initial business combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is $[  ], comprised of (a) $[  ] representing the market value of Founder Shares, and (b) $[  ] representing the market value of private units held by the initial shareholders. The initial shareholders and the Sponsor have indirect economic interests in the private units and in the Founder Shares.

•	The Sponsor and the initial shareholders have agreed not to redeem any Public Shares or Founder Shares, held by them in connection with a shareholder vote to approve an initial business combination.

•

The Sponsor and the initial shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Company fails to complete an initial business combination by June 6, 2026 (or up to June 6, 2027 if the Extension Proposal and the Trust Agreement Amendment Proposal are approved by Company shareholders, to such Extended Date).

•	The continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after a business combination.

Additionally, if the Extension Proposal and the Trust Agreement Amendment Proposal are approved and Pantages consummates an initial business combination, the initial shareholders and Sponsor of the Company may have additional interests as described in the proxy statement/prospectus for such transaction.

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RISK FACTORS

You should consider carefully all of the risks described in our (i) Registration Statement on Form S-1, pursuant to the final prospectus of the Company, dated as of December 5, 2024, and filed with the SEC (File No. 333-280986) on December 5, 2024 (the “Prospectus”), and (ii) other reports Company’s files with the SEC, before making a voting decision or redemption decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we can provide no assurances that any transaction qualifying as the Proposed Business Combination will be consummated prior to the Extended Date (as defined below). Our ability to consummate the Proposed Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, we expect to seek shareholder approval of the Proposed Business Combination prior to the Extended Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Proposal. Even if the Extension is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Proposed Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extraordinary General Meeting and the Proposed Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

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In the event the Extension Proposal and Trust Agreement Amendment Proposal are approved and effected, the ability of our Public Shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

A Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Class A ordinary shares for cash. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our Class A ordinary shares issued as part of the units sold in our IPO, may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

 In the event the Extension Proposal and Trust Agreement Amendment Proposal are approved, and we amend our Existing Charter, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with the Extension Amendment and Trust Agreement Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and Rights are listed on the Nasdaq Global Market. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A ordinary shares include, among other things, the requirement to maintain at least 300 public shareholders, at least 600,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $50 million. Pursuant to the terms of the Existing Charter, in the event the Extension Proposal is approved and the Existing Charter is amended, holders of the public shares may elect to redeem their shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and Rights will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A ordinary shares, units or Rights will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the Extension Proposal and Trust Agreement Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018 (FIRRMA), and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the CFIUS. In addition, certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) that might be considered by CFIUS to be a covered transaction that CFIUS would have authority to review

Our sponsor, Aitefund Sponsor LLC, is currently controlled by its sole member and manager, Carmelo Caschetto, an Italian citizen and Cambodian resident. As of the date hereof, our Sponsor is a “foreign person” as such terms are defined in 31 C.F.R. Part 800. If our Sponsor is deemed to have such “control” over us as defined under 31 C.F.R. Section 800.208, among other parts, or we seek or receive investments from a non-U.S. investor, and the terms of such investment may confer such rights, authorities or votes that could result in “control” by such non-U.S. investors as defined therein, we could potentially be subject to such foreign ownership restrictions and/or CFIUS review.

The scope of CFIUS was expanded by FIRRMA to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

If our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial business combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we only have 15 months (or up to 18 months, as applicable) to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per ordinary share initially, and our rights will expire worthless. Our public shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

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PROPOSAL NO. 1 - THE EXTENSION PROPOSAL

Overview

We are a blank check company incorporated under the laws of the Cayman Islands on May 31, 2024, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, without limitation as to business, industry or sector. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On December 6, 2024, the Company consummated its initial public offering (the “IPO”) of 8,625,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A ordinary shares”), and one‑fifth (1/5) of one right to receive one Class A ordinary share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $86,250,000.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (the “Private Placement”) of 244,250 units (the “Private Placement Units”), each Private Placement Unit consisting of one Class A ordinary share and one‑fifth (1/5) of one right, to the Sponsor at a price of $10.00 per Private Placement Unit, generating total proceeds of $2,442,500.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying business combination consummated on or before June 6, 2026 (the “Termination Date”).

Pantages is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from June 6, 2026 up to twelve (12) times for an additional one (1) month each time, up to June 6, 2027, by depositing into the Trust Account, for each one‑month extension, the required Extension Payment. A copy of the proposed amendment to the Existing Charter is attached to this Proxy Statement as part of Annex A.

The Proposed Business Combination

On November 18, 2025, the Company entered into a Business Combination Agreement (as amended by Amendment No. 1 to the Business Combination Agreement, dated April 14, 2026, the “Merger Agreement”) by and among (i) the Company, (ii) MacMines Austasia Pty Ltd, an Australian proprietary company limited by shares (“MacMines”), (iii) HORIZON MINING LIMITED, a Cayman Islands exempted company (“Pubco”), (iv) HORIZON MERGER 1 LIMITED, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), (v) Horizon Mining SPV Pty Ltd, an Australian proprietary company limited by shares and a wholly-owned subsidiary of MacMines (“Tenement SPV”), and (vi) Jincheng Yao, an individual, as seller representative (the “Seller Representative”).

Pursuant to the Merger Agreement, prior to the closing of the transactions contemplated thereby, MacMines and its affiliates will consummate a series of reorganization transactions, including (i) the sale by MacMines of all of the issued share capital of Tenement SPV to Pubco in exchange for 18,000,000 Pubco ordinary shares, and (ii) the transfer by MacMines to Tenement SPV of certain assets, including the application for Mining Lease 700074 in Queensland, Australia (collectively, the “Reorganization”). As a result of the Reorganization, Tenement SPV will become a wholly-owned subsidiary of Pubco, and Pubco shall become the majority-owned subsidiary of MacMines.

Following the consummation of the Reorganization and upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Pubco. Upon the effective time of the Merger (the “Effective Time”), each issued and outstanding unit of the Company will be automatically separated into its component securities, and (i) each issued and outstanding Class A ordinary share and Class B ordinary share of the Company (other than shares that are redeemed in connection with the transactions) will be cancelled and converted into the right to receive one Pubco ordinary share, and (ii) each issued and outstanding right of the Company will be converted into the number of Pubco ordinary shares that would have been received by the holder thereof upon the consummation of an initial business combination in accordance with the Company’s IPO prospectus, Current Charter and Rights Agreement.

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The Merger will become effective in accordance with the Merger Agreement and the applicable provisions of the Companies Act (As Revised) of the Cayman Islands.

On April 14, 2026, the parties to the Merger Agreement entered into Amendment No. 1 to the Merger Agreement, pursuant to which the parties agreed to remove Section 8.1(h) of the Merger Agreement, which had required, as a condition to each party’s obligation to consummate the transactions, that the Company have net tangible assets of at least $5,000,001 after giving effect to Redemptions and any PIPE investment funded prior to or at the closing.

Reasons for the Extension Proposal

The Existing Charter currently provides that Pantages has until June 6, 2026 to complete an initial business combination. Pantages and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a business combination unless Pantages provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of Pantages to seek an extension of the Termination Date and have Pantages shareholders approve the Extension Proposal to allow for additional time to consummate a business combination. The Board believes that the current Termination Date will not provide sufficient time to complete the Proposed Business Combination. Given Pantages’ commitment of time, effort and financial resources to date with respect to identifying a business combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective business combination. However, even if the Extension Proposal is approved and the Extension and Extension Amendment are implemented, there is no assurance that Pantages will be able to consummate the Proposed Business Combination by the last Extended Date, June 6, 2027, given the actions that must occur prior to the Proposed Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, the Combination Period is up to 18 months after Pantages’ IPO. If the Extension Proposal and Trust Agreement Amendment Proposal are approved, we may avail ourselves of twelve (12) additional one‑month extension periods to consummate the business combination, subject to the Sponsor or its affiliates or designees depositing into the Trust Account an amount equal to $0.033 multiplied by the number of Class A ordinary shares sold to the public in the IPO and that remain outstanding after giving effect to redemptions in connection with the vote on the Extension Proposal for each one‑month extension, up to $60,000 per one‑month extension (the “Extension Payment”). In the event that our Sponsor elects to extend the time to complete a business combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non‑interest‑bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our business combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees decide to extend the period of time to consummate our business combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our business combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding Class A ordinary shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the Rights will expire and be worthless.

The Extension Proposal is essential to allowing Pantages additional time to consummate a business combination in the event a business combination is not completed on or before the Termination Date. Approval of the Extension Proposal is a condition to the implementation of the Extension and Extension Amendment. In addition, pursuant to the Existing Charter, Pantages may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Proposal is approved, Pantages may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

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WE ARE NOT ASKING YOU TO VOTE ON OUR BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT ARE IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A BUSINESS COMBINATION IS APPROVED AND COMPLETED (AS LONG AS YOUR ELECTION IS MADE AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE MEETING AT WHICH THE SHAREHOLDERS’ VOTE IS SOUGHT) OR THE COMPANY HAS NOT CONSUMMATED THE BUSINESS COMBINATION BY THE EXTENDED DATE.

In connection with the Extension Proposal, holders of the Company’s Ordinary Shares who purchased their Class A ordinary shares as part of units sold in the Company’s IPO may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, without giving effect to interest that may be withdrawn to pay tax obligations, divided by the number of the then outstanding Public Shares, and which election we refer to as an “Election.” An Election can be made regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we do not complete our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 1, 2026, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

If the Extension Proposal is Not Approved

If the Extension Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by June 6, 2026, as contemplated by our IPO prospectus and in accordance with the Existing Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 2,156,250 Founder Shares. There will be no distribution from the Trust Account with respect to the Rights, which will expire worthless in the event Pantages dissolves and liquidates the Trust Account.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the proposed amendment to Pantages’ Existing Charter, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and Pantages will proceed to file the Extension Amendment, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Extension Amendment gives the Company the right to extend the Combination Period from June 6, 2026, up to twelve (12) times for an additional one (1) month each time up to June 6, 2027 (i.e., for a period of time ending up to 30 months after the consummation of its IPO). Pantages will then continue to attempt to consummate a Business Combination until the last Extended Date, June 6, 2027. Pantages will remain a reporting company under the Exchange Act and its Units, Public Shares and Rights will remain publicly traded during this time.

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Redemption Rights

In connection with the Extension Proposal and contingent upon the effectiveness of the Extension Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Pantages to pay its income taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Public Shares and Rights;

•

on or before 5:00 p.m., New York Time on June 1, 2026, two business days prior to the initially scheduled date of the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that Pantages redeem your Public Shares for cash to the Transfer Agent, at the following address:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

(212) 828-8436

Attn: Action Team

Email: Action@vstocktransfer.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days prior to the initially scheduled date of the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the initially scheduled date of the Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and Rights prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Transfer Agent, with written instructions to separate such Units into Public Shares and Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[  ] million as of May 20, 2026. Prior to their exercising Redemption rights, Pantages shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Pantages, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Proposal is not approved and Pantages does not consummate an initial business combination on or before the Termination Date, Pantages will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares, and all of Pantages’ Rights will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Proposal does not affect the right of Pantages shareholders to elect to redeem their Public Shares in connection with the Proposed Business Combination, which is a separate and additional redemption right available to Pantages shareholders.

 U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

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•

persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

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Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

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Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2023, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

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If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Extension Proposal requires a special resolution under the laws of the Cayman Islands, being a resolution passed by not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

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Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Proposal is set forth as the first resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PANTAGES SHAREHOLDERS VOTE “FOR” THE EXTENSION PROPOSAL.

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PROPOSAL 2: TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 6, 2024, by and between the Company and Wilmington Trust, N.A. (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to June 6, 2027 (the “Trust Agreement Amendment”) by depositing into the Trust Account an amount equal to $0.033 multiplied by the number of Class A ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Proposal for each one‑month extended (the “Trust Agreement Amendment Proposal”), up to $60,000 per one‑month extension. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Consequences if the Trust Agreement Amendment Proposal is Not Approved

If the Trust Agreement Amendment Proposal is not approved and the Company does not consummate an initial business combination on or before the Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per‑share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Vote Required for Approval

The approval of the Trust Agreement Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being a resolution passed by not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal.

The Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, pursuant to the Existing Charter, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL.

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PROPOSAL NO. 3 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Pantages shareholders in the event, based on the tabulated votes, there are not sufficient tabulated votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the Board deems it otherwise necessary. If put forth at the Extraordinary General Meeting, the Adjournment Proposal will be the first and only Proposal voted upon and none of the Extension Proposal will not be submitted to the Extraordinary General Meeting for a vote.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Pantages shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient tabulated votes at the time of the Extraordinary General Meeting to approve the Extension Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is a resolution passed by a simple majority of the votes cast by the holders of Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PANTAGES SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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BUSINESS OF PANTAGES AND CERTAIN INFORMATION ABOUT PANTAGES

General

Pantages Capital Acquisition Corporation (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving us, with one or more businesses or entities.

On December 6, 2024, the Company consummated the IPO of 8,625,000 units (“Units”), including 1,125,000 additional Units granted to the underwriters to cover over-allotments, if any. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (“Class A ordinary shares”), and one right (“Rights”) to receive one-fifth of one Class A ordinary share upon the completion of the initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $86,250,000.

Simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) of 244,250 units (“Private Placement Units”) to Aitefund Sponsor LLC (“Sponsor”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds of $2,442,500. Each Private Placement Unit consists of one Class A ordinary share and one right to receive one-fifth of one Class A ordinary share upon the completion of the Company’s initial business combination.

Upon the closing of the IPO and the Private Placement, an aggregate of $86,250,000 was placed in a trust account (“Trust Account”) maintained by Wilmington Trust, N.A., acting as trustee, for the benefit of the Company’s public shareholders.

The Company’s Units, Class A ordinary shares and Rights are listed and traded on the Nasdaq Stock Market LLC under the symbols “PGACU,” “PGAC” and “PGACR,” respectively. The Units commenced trading on December 5, 2024, and the Class A ordinary shares and Rights commenced separate trading on January 27, 2025.

Name Change

On March 11, 2025, the Company held an extraordinary general meeting (the “Shareholder Meeting”).

At the Shareholder Meeting, the shareholders of the Company, by special resolution, approved the proposal to amend the Company’s amended and restated memorandum and articles of association (the “Previous Charter”) to change the Company’s name from “Shepherd Ave Capital Acquisition Corporation” to “Aifeex Nexus Acquisition Corporation” (the “First Name Change”).

Promptly following the approval, the Company filed a Second Amended and Restated Memorandum and Articles of Association (the “Second Amended Charter”) with the Cayman Islands Companies Register to effect the Name Change. In connection with the First Name Change, the Company’s ticker symbols for its units, ordinary shares and Rights changed from “SPHAU,” “SPHA,” “SPHAR”, in each case to “AIFEU,” “AIFE,” and “AIFER,” and commenced trading under the new symbols on March 12, 2025.

On August 6, 2025, the Company held a second extraordinary general meeting (the “Second Shareholder Meeting”).

At the Second Shareholder Meeting, the shareholders of the Company, by special resolution, approved the proposal to amend Company’s Second Amended Charter to change the Company’s name from “Aifeex Nexus Acquisition Corporation” to “Pantages Capital Acquisition Corporation” (the “Second Name Change”).

Promptly following the approval, the Company filed a Third Amended and Restated Memorandum and Articles of Association (the “Current Charter”) with the Cayman Islands Companies Register to effect the Second Name Change. In connection with the Second Name Change, the Company’s ticker symbols for its units, ordinary shares and Rights changed from “AIFEU”, “AIFE” “AIFER”, in each case to “PGACU”, “PGAC”, and “PGACR”, and commenced trading under the new symbols on August 8, 2025.

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The Proposed Business Combination

On November 18, 2025, the Company entered into a Business Combination Agreement (as amended by Amendment No. 1 to the Business Combination Agreement, dated April 14, 2026, the “Merger Agreement”) by and among (i) the Company, (ii) MacMines Austasia Pty Ltd, an Australian proprietary company limited by shares (“MacMines”), (iii) HORIZON MINING LIMITED, a Cayman Islands exempted company (“Pubco”), (iv) HORIZON MERGER 1 LIMITED, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), (v) Horizon Mining SPV Pty Ltd, an Australian proprietary company limited by shares and a wholly-owned subsidiary of MacMines (“Tenement SPV”), and (vi) Jincheng Yao, an individual, as seller representative (the “Seller Representative”).

Pursuant to the Merger Agreement, prior to the closing of the transactions contemplated thereby, MacMines and its affiliates will consummate a series of reorganization transactions, including (i) the sale by MacMines of all of the issued share capital of Tenement SPV to Pubco in exchange for 18,000,000 Pubco ordinary shares, and (ii) the transfer by MacMines to Tenement SPV of certain assets, including the application for Mining Lease 700074 in Queensland, Australia (collectively, the “Reorganization”). As a result of the Reorganization, Tenement SPV will become a wholly-owned subsidiary of Pubco.

Following the consummation of the Reorganization and upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Pubco. Upon the effective time of the Merger (the “Effective Time”), each issued and outstanding unit of the Company will be automatically separated into its component securities, and (i) each issued and outstanding Class A ordinary share and Class B ordinary share of the Company (other than shares that are redeemed in connection with the transactions) will be cancelled and converted into the right to receive one Pubco ordinary share, and (ii) each issued and outstanding right of the Company will be converted into the number of Pubco ordinary shares that would have been received by the holder thereof upon the consummation of an initial business combination in accordance with the Company’s governing documents.

The Merger will become effective in accordance with the Merger Agreement and the applicable provisions of the Companies Act (As Revised) of the Cayman Islands.

On April 14, 2026, the parties to the Merger Agreement entered into Amendment No. 1 to the Merger Agreement, pursuant to which the parties agreed to remove Section 8.1(h) of the Merger Agreement, which had required, as a condition to each party’s obligation to consummate the transactions, that the Company have net tangible assets of at least $5,000,001 after giving effect to Redemptions and any PIPE investment funded prior to or at the closing.

Consideration and Structure

Pursuant to the Merger Agreement, prior to the Closing, MacMines and its affiliates shall consummate a series of reorganization transactions, including: (i) MacMines and Pubco will enter into a Share Sale Agreement for the sale by MacMines of all of the issued share capital in Tenement SPV to Pubco in exchange for the issue of Pubco ordinary shares to MacMines (the “Share Sale Agreement”), and (ii) MacMines and Tenement SPV will enter into an Asset Sale Agreement for the sale by MacMines to Tenement SPV of the application for Mining Lease 700074 as lodged with the Queensland Government, Australia, on or about November 16, 2022 (the “MLA”) and documents and information relating exclusively and specifically to the MLA (the “Asset Sale Agreement”) (together with all other agreements, deeds, instruments or documents as may be necessary or appropriate to give effect to the Share Sale Agreement or Asset Sale Agreement as contemplated by those agreements, the “Reorganization Documents”) to implement and effect the transactions contemplated therein in a form reasonably agreed between the parties to the Merger Agreement.

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Upon the terms and subject to satisfaction of the conditions set forth in the Reorganization Documents, the following transactions (collectively, the “Reorganization”) shall take place at a date and time agreed by the parties thereto:

(x) Pubco will issue 18,000,000 Pubco ordinary shares (the “Reorganization Shares”) to MacMines in exchange for the transfer of all the issued and outstanding share capital of Tenement SPV held by MacMines to Pubco; and

(y) MacMines will assign, transfer, convey and sell to Tenement SPV, and Tenement SPV will acquire and receive from MacMines, all the assets, including the MLA. As a result of the Reorganization, Tenement SPV shall become the wholly-owned subsidiary of Pubco, and Pubco shall become the majority-owned subsidiary of MacMines.

After the consummation of the Reorganization and upon the terms and subject to satisfaction of the conditions set forth in the Merger Agreement, at a date and time agreed by the parties to the Merger Agreement (the “Closing Date”):

(x) Merger Sub will merge with and into the Company (the “Merger,” together with all other transactions contemplated under the Merger Agreement, the “MacMines Business Combination,” with the closing of the MacMines Business Combination referred to as the “Closing”), with the Company surviving the Merger as a wholly owned subsidiary of Pubco and the outstanding securities of the Company and Merger Sub being converted into the right to receive shares of Pubco as follows:

•

Each issued and outstanding Unit and Private Placement Unit of the Company shall be automatically detached, and the holder thereof shall be deemed to hold one Class A ordinary share and one Right of the Company.

•

Each Class A ordinary share of the Company for which a holder has exercised its right of redemption shall be surrendered and cancelled and shall cease to exist and no consideration shall be delivered or deliverable in exchange therefor. Each of the remaining issued and outstanding Class A ordinary shares or Class B ordinary share shall be canceled and converted automatically into the right to receive one Pubco ordinary share.

•

Each issued and outstanding Right of the Company shall be automatically converted into the number of Pubco ordinary shares that would have been received by the holder thereof if such Right of the Company had been converted into Class A ordinary shares of the Company upon the consummation of a Business Combination in accordance with the Company’s IPO Prospectus, Current Charter and Rights Agreement.

•

If there are any shares of the Company that are owned by the Company as treasury shares, such shares shall be canceled and extinguished without any conversion thereof or payment therefor, and each Merger Sub ordinary share issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share, par value $0.0001 per share, of the surviving Company.

(y) all issued and outstanding Reorganization Shares shall be automatically reclassified into Pubco ordinary shares.

No fractional shares of Pubco ordinary shares will be issued by Pubco; instead, each person who would otherwise be entitled to a fractional share shall instead be entitled to the number of Pubco ordinary shares issued to such person rounded down in the aggregate to the nearest whole Pubco ordinary share.

The foregoing Merger and conversion of securities shall occur all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the provisions of applicable Law.

Approval of the Extension Proposal is a condition to the implementation of the Extension.

The Company may enter into agreements with one or more shareholders pursuant to which such shareholders will agree not to redeem all or a portion of their Public Shares in connection with the Extension Proposal.

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Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[  ] per share, based on the amounts held in the Trust Account as of May 20, 2026); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

To the extent any such purchases by the Sponsor or any of its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the shareholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the shareholders (e.g., 5% shareholders) who sold such Public Shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of approving the Extension Proposal or otherwise limiting the number of Public Shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company shares purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Pantages’ Public Shares and Founder Shares as of December 31, 2025 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Pantages’ Public Shares and Founder Shares, by:

•	each person known by Pantages to be the beneficial owner of more than 5% of Pantages’ issued and outstanding Ordinary Shares or Founder Shares;

•	each of Pantages’ executive officers and directors that beneficially owns shares of Pantages’ Ordinary Shares or Founder Shares; and

•	all Pantages’ executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Ordinary Shares (Class A and Class B combined)
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned		Approximate Percentage
Directors and Officers
William W. Snyder	100,000	(2)	*
Jia Peng	60,000	(2)	*
Stephen Markscheid	20,000	(3)	*
Evan M. Graj	20,000	(3)	*
Wee Peng Siong	20,000	(3)	*
All officers and directors as a group (5 individuals)	220,000	(3)	2.0%
Principal shareholders (5%+)
Aitefund Sponsor LLC (our Sponsor)	2,180,500	(4)	19.8%
Carmelo Caschetto	2,180,500	(4)	19.8%

_____________________

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Pantages Capital Acquisition Corporation, at 221 W 9th St #859, Wilmington, DE 19801.

(2)

On June 14, 2024, our CEO, Mr. William W. Snyder, acquired 100,000 founder shares for a purchase price of $1,449 or approximately $0.014 per share, and our CFO, Ms. Jia Peng, acquired 60,000 founder shares for a purchase price of $870, or approximately $0.014 per share.

(3)	On December 4, 2024, our Sponsor entered into a securities transfer agreement pursuant to which the Sponsor agrees to transfer 20,000 founder shares to each of our independent directors.

(4)

Mr. Carmelo Caschetto is the sole member and sole manager of Aitefund Sponsor LLC, our Sponsor, which entitles him to have voting, dispositive or investment powers over the Sponsor. Thus, he is deemed to have beneficial ownership of the shares held by the Sponsor.

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Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them in writing from us by addressing such request to us at Pantages Capital Acquisition Corporation, 221 W 9th St #859, Wilmington, DE 19801.

51

ANNEX A

PROPOSED AMENDMENTS TO THE THIRD AMENDED AND

RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF

PANTAGES CAPITAL ACQUISITION CORPORATION

The Extension Proposal

“RESOLVED, as a special resolution, THAT:

The text of Articles 49.7 of the Third Amended and Restated Memorandum and Articles of Association of the Company be deleted in its entirety and replaced by the following:

In the event that the Company does not consummate a Business Combination within 15 months from the consummation of the IPO (or up to 18 months if such date is extended as described in the prospectus relating to the IPO), the Company may extend the period of time to consummate a Business Combination up to twelve (12) times, each by an additional one (1) month, for a total of up to twelve (12) months from June 6, 2026 to June 6, 2027 (for a total of up to thirty (30) months after the consummation of the IPO) to complete a Business Combination. In the event that the Company does not consummate a Business Combination by June 6, 2027 (subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

A-1

ANNEX B

PROPOSED AMENDMENT No. 1

TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2026, to the Investment Management Trust Agreement is made by and between Pantages Capital Acquisition Corporation (the “Company”) and Wilmington Trust, N.A., as trustee (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated December 6, 2024 (the “Original Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account (as defined Original Trust Agreement) under the circumstances described therein; and

WHEREAS, at an extraordinary general meeting of the Company held on [●], 2026 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s Third Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination up to twelve (12) times from June 6, 2026 (the “Termination Date”) to June 6, 2027, each by an additional one (1) month (each an “Extension”) for a total of twelve (12) months after the Termination Date (i.e., for a total of up to thirty (30) months after the consummation of its initial public offering (the “IPO”)), assuming a business combination has not occurred; and (ii) a proposal to amend the Original Trust Agreement to permit the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from June 6, 2026 to June 6, 2027 by depositing into the Trust Account an amount equal to $0.033 multiplied by the number of Class A ordinary shares sold to the public in the Company’s IPO and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Proposal for each one‑month extended, up to $60,000 per one‑month extension.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) 18 months after the closing of the Offering, (2) such a later date that the Company may extend from 18 months after the closing of the Offering up to twelve (12) times, each by an additional one (1) month, for a total of up to twelve (12) months from June 6, 2026 to June 6, 2027 (for a total of up to thirty (30) months after the consummation of the IPO) by depositing into the Trust Account an amount equal to $[  ], and (3) such a later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of associations (the “Memorandum and Articles”); provided, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of such date; provided, further, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;

B-1

2. All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Original Trust Agreement as required by Section 6(c) of the Original Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Original Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

B-2

PANTAGES CAPITAL ACQUISITION CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING TO BE HELD ON JUNE 3, 2026

The undersigned, revoking any previous proxies relating to these shares with respect to the Proposals provided hereof hereby acknowledges receipt of the notice and Proxy Statement, dated [ ], in connection with the Extraordinary General Meeting in lieu of an annual general meeting to be held at 1:00 p.m. Eastern Time, at 44 Montgomery St, San Francisco, CA 94104, and virtually via teleconference, on June 3, 2026, for which you must register in advance at: https://forms.gle/1EKKK8TaT2ZzJgAM8, or at such other time (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF

PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL No. 1 — Extension Proposal — To approve, as a special resolution, an amendment to the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”), to give the Company the right to extend the date by which it has to consummate a business combination from June 6, 2026 (the “Termination Date”) until June 6, 2027, on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Date”), for a total of twelve (12) months after the Termination Date (i.e., for a total of up to thirty (30) months after the consummation of the Company’s initial public offering (the “IPO”)), assuming a business combination has not occurred.

For	Against	Abstain
☐	☐	☐

Proposal No. 2 —  Trust Agreement Amendment Proposal —  To approve, as a special resolution, an amendment to the Investment Trust Agreement dated December 4, 2024 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to June 6, 2027 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of Class A ordinary shares sold to the public in the Company’s IPO and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Proposal for each one-month extended, up to $60,000 per one-month extension.

For	Against	Abstain
☐	☐	☐

PROPOSAL No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal or the Trust Agreement Amendment Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐

(see reverse for instructions)

Please indicate if you intend to attend this meeting ☐ YES     ☐ NO

Signature of Shareholder:
Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Share Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSFER LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ABSTENTIONS WILL BE COUNTED IN CONNECTION WITH THE DETERMINATION OF WHETHER A VALID QUORUM IS ESTABLISHED FOR THE EXTRAORDINARY MEETING BUT WILL HAVE NO EFFECT ON THE OUTCOME OF THE CHARTER AMENDMENT PROPOSAL, THE DIRECTOR RE-ELECTION PROPOSAL, THE AUDITOR APPOINTMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE